UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2007

CMS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750

White Plains, NY 10601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 13, 2007, CMS Bancorp, Inc., the parent company for Community Mutual Savings Bank, issued a press release announcing that its shareholders voted to approve the CMS Bancorp, Inc. 2007 Stock Option Plan and the CMS Bancorp, Inc. 2007 Recognition and Retention Plan at the Special Meeting of Shareholders held on November 9, 2007. For more information, reference is made to CMS Bancorp, Inc.’s press release dated November 13, 2007, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release dated November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS BANCORP, INC.

By:	/s/ Stephen Dowd
Name: Title:	Stephen Dowd Senior Vice President and Chief Financial Officer

Date: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 13, 2007